Property And Equipment	12 Months Ended
Dec. 31, 2011
Property And Equipment [Abstract]
Property And Equipment

(5) Property and equipment

Property and equipment at December 31, 2011 and December 25, 2010 consisted of the following (in thousands):

	December 31, 2011	December 25, 2010

Land	$30,706	30,485
Buildings	43,380	40,093
Leasehold improvements	161,167	160,369
Store, production, and other equipment	50,105	49,072
Construction in progress	3,543	3,917

	288,901	283,936
Accumulated depreciation and amortization	(103,541)	(90,663)

	$185,360	193,273

The Company recognized impairment charges on leasehold improvements, typically due to termination of the underlying lease agreement, and other corporately-held assets of $1.4 million, $4.8 million, and $6.8 million during fiscal years 2011, 2010, and 2009, respectively, which are included in impairment charges in the consolidated statements of operations.